Impairment of Assets and Assets Held for Sale	12 Months Ended
Mar. 31, 2022
Assets Held for Sale [Abstract]
Impairment of assets and Assets held for sale

23. Impairment of assets and Assets held for sale

In April 2021, the Company has entered into an agreement with Radiance to sell certain subsidiaries (the “Rooftop Subsidiaries”) with an operating capacity of 153 MW (the “Rooftop Portfolio”) for INR 5,350 million, subject to certain purchase price adjustments (the “Rooftop Sale Agreement”). Pursuant to the Rooftop Sale Agreement, Radiance will acquire 100% of the equity ownership of the Rooftop Subsidiaries owned by the Group. The Company had recognized an impairment loss in relation to the Rooftop Subsidiaries aggregating to INR 3,255 million during the year ended March 31, 2021, pursuant thereto these assets (net) are carried at its fair values in the financial statements.

 As per the terms of the Rooftop Sale Agreement in respect to 43.2 MW operating capacity that are part of the Restricted Groups (as defined in the respective Green Bond Indentures) 48.6% of the equity ownership has been transferred to Radiance on the closing date, and pursuant to the terms of the Green Bond Indentures, the remaining 51.4% may only be transferred post refinancing of the Green Bonds. During the current year in August 2021, post refinancing of 5.5% Senior Notes and repayment of loan relating to one of a rooftop project of 10 MW, the restriction on transfer of shareholding was released and related assets and liabilities of the SPV have been reclassified as assets held for sale. Further, the loan repaid by the Company relating to this 10 MW project will be recovered from Radiance.

The transfer of ownership for the remaining operating capacity of 33.2 MW for the Solar Green Bonds is not anticipated to occur within 12 months, hence, the assets and liabilities of these subsidiaries are not presented as “Assets classified as held for sale” and instead continue to be classified within the respective balance sheet captions in the consolidated financial statements at March 31, 2022 and March 31, 2021 respectively.

There is also a restriction on transfer of equity ownership relating to the 16 MW project with Delhi Jal Board (DJB), wherein 49% of the equity ownership will be transferred to Radiance on closing date, and the remaining 51% will be transferred on or after March 31, 2024. Accordingly, the related assets and liabilities of the DJB 16 MW project are not presented as “Assets classified as held for sale” and instead continue to be classified within the respective balance sheet captions at March 31, 2022 and March 31, 2021 respectively.

In May 2021, the Company has disposed its investment in a subsidiary on a going concern basis for consideration of INR 123 million (US$1.7 million). The same was reported as asset held for sale under financials for the year ended March 31, 2021.

In February 2022, the Company has also executed a revised agreement with Radiance and transferred 100% shareholding in relation to 15.9 MW operating MW of rooftop entities (including 10 MW where restriction on account of Bonds was released post refinancing), 48.6% of the equity ownership of entities forming part of Restricted Groups having 33.2 MW operating capacity and 49% of the equity ownership relating to the 16 MW project with Delhi Jal Board (DJB). Further, subsequent to year end, Company has transferred 100% shareholding in relation to 2.5 MW operating capacity

In the event the sale of the Rooftop Subsidiaries does not occur, the Company must reimburse Radiance the equity value of the assets not transferred along with an 10.5% per annum equity return.

On May 27, 2023, Radiance have sent the Company a notice to terminate the Master Share Purchase Agreement in relation to 86.5 MW Rooftop portfolio. The Company is in discussion with Radiance to mutually terminate the transfer in shareholding of the remaining un-transferred 86.5 MW portfolio to Radiance, and the same shall be subject to modification of the Amended Rooftop Sale Agreement. Accordingly, the assets and related liabilities of these subsidiaries are not presented as “Assets classified as held for sale” and instead re-classified within the respective balance sheet captions in the consolidated balance sheet as at March 31, 2022.

The assets and liabilities of the Rooftop Subsidiaries classified as held for sale, together with the calculation of the related impairment loss is shown below.

	As of March 31,
	2022	2022	2021
	(INR)	(US$)	(INR)
	(In million)
Current assets:
Cash and cash equivalents	41	0.6	290
Restricted cash	9	0.1	84
Accounts receivable, net	1	0.0	149
Prepaid expenses and other current assets	-	-	44
Total current assets	51	0.7	567
Restricted cash	-	-	143
Property, plant and equipment, net	96	1.3	4,576
Deferred income taxes	-	-	359
Right-of-use assets	-	-	87
Other assets	-	-	23
Total assets (A)	147	2.0	5,755
Liabilities
Current liabilities:
Accounts payable	1	0.0	13
Current portion of long-term debt	66	0.9	12
Interest payable	2	0.0	91
Other liabilities	4	0.1	159
Total current liabilities	73	1.0	275
Non-current liabilities:
Long-term debt	-	-	1,939
Deferred income taxes	-	-	6
Other liabilities	-	-	59
Total liabilities (B)	73	1.0	2,279
Net Assets (C=A-B)	74	1.0	3,476
Fair value (D)	54	0.7	878
Impairment loss/ (reversal)* (E=C-D)	20	0.3	2,598

The Company has recognized reversal of impairment loss of INR 80 million (US$1.1 million) in this respect under in Consolidated Statement of Operations for the current year ended March 31, 2022, primarily due to 86.5 MW rooftop portfolio re-classified from asset held for sale to respective balance sheet captions in the consolidated balance sheet as at March 31, 2022.

The fair value of consideration related to the rooftop sale in previous year includes expected recovery of VGF for INR 463 million (US$6.1 million). The Company has undertaken to refund to the purchaser an amount equivalent to 85% of any shortfall in recovery of VGF. Based on the current circumstances, management has assessed that they have complied with the conditions associated with the grant of VGF and hence have determined that the recovery of the VGF is likely.

During the current year ended March 31, 2022, in respect of the 33.2 MW operating capacity that are part of the Restricted Groups, and 16 MW project with Delhi Jal Board, the Company has consolidated the entities in the consolidated financial statements and net carrying value of assets are reinstated. The Company has reported the Minority interest equivalent to shareholding transferred to Radiance.